Exhibit 99.2

    Golden West Financial Releases Thirteen Month Statistical Data

    OAKLAND, Calif.--(BUSINESS WIRE)--Jan. 24, 2006--Golden West Financial Corporation (NYSE:GDW)(PCX:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended December 31, 2005.
    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $120 billion as of December 31, 2005. The Company has one of the most extensive thrift branch systems in the country, with 283 savings branches in 10 states and lending operations in 39 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                     December 2004 - December 2005
                         (Dollars in millions)

                                               2005
                              ----------------------------------------
                                 DEC       NOV       OCT       SEP
                              --------- --------- --------- ---------
Total Assets                  $124,615  $124,456  $123,422  $121,281

Cash and Investments            $2,222    $3,052    $2,913    $1,904

Loans and MBS                 $119,366  $118,435  $117,587  $116,513
Adjustable Rate Mortgages and
 MBS                          $116,370  $115,258  $114,306  $113,375

Loans Originated - Month        $4,587    $4,255    $4,277    $4,605
  Percentage ARMs - Month           99%       99%       99%       99%
  Percentage Refinances -
   Month                            81%       81%       80%       77%
Loans Originated - YTD         $51,516   $46,929   $42,674   $38,397
  Percentage ARMs - YTD             99%       99%       99%       99%
  Percentage Refinances - YTD       77%       77%       77%       76%

Total Deposits                 $60,158   $60,268   $59,083   $58,429

Total Deposit Net Activity -
 Month                           $(110)   $1,185      $654     $(153)

Total Deposit Net Activity -
 YTD                            $7,193    $7,303    $6,118    $5,464

Federal Home Loan Bank
 Borrowings                    $38,961   $38,615   $38,893   $38,897
Other Borrowings:
   Reverse Repurchases           5,000     5,000     5,150     5,150
   Bank Notes                    2,394     2,024     2,163     2,489
   Senior Debt                   8,194     8,191     8,189     6,705
                              --------- --------- --------- ---------
Total Borrowings               $54,549   $53,830   $54,395   $53,241
                              ========= ========= ========= =========

Yield on Loan Portfolio           6.05%     5.95%     5.83%     5.72%
Yield on Interest-Earning
 Investments                      4.11      4.08      4.07      3.93
                              --------- --------- --------- ---------
   Combined Yield on Interest-
    Earning Assets                6.03%     5.91%     5.79%     5.70%

Cost of Deposits                  3.24%     3.14%     3.06%     2.97%
Cost of Federal Home Loan Bank
 Borrowings                       4.33      4.13      3.94      3.79
Cost of Other Borrowings          4.47      4.18      4.07      3.93
                              --------- --------- --------- ---------
   Combined Cost of Funds         3.78%     3.62%     3.50%     3.38%
                              --------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                 2.25%     2.29%     2.29%     2.32%
                              ========= ========= ========= =========

Loans Sold                         $98      $160      $119       $84

Loan and MBS Repayments and
 Payoffs - Month                $3,371    $3,190    $3,183    $3,229
As a % of Prior Month Loan
 Balance (Annualized)            34.40%    32.78%    33.01%    33.79%

Nonperforming Assets and
 Troubled Debt
   Restructured as a % of
    Total Assets                   .31%      .31%      .29%      .28%



                                                 2005
                                  -----------------------------------
                                      AUG         JUL         JUN
                                  ------------ ---------- -----------
Total Assets                         $119,621   $118,560    $117,486

Cash and Investments                   $1,376     $1,861      $1,984

Loans and MBS                        $115,461   $113,925    $112,746
Adjustable Rate Mortgages and MBS    $112,149   $110,864    $109,542

Loans Originated - Month               $4,822     $4,342      $4,825
  Percentage ARMs - Month                  99%        99%         99%
  Percentage Refinances - Month            77%        75%         74%
Loans Originated - YTD                $33,792    $28,970     $24,628
  Percentage ARMs - YTD                    99%        99%         99%
  Percentage Refinances - YTD              76%        76%         76%

Total Deposits                        $58,582    $59,412     $59,226

Total Deposit Net Activity - Month      $(830)      $186      $1,525

Total Deposit Net Activity - YTD       $5,617     $6,447      $6,261

Federal Home Loan Bank Borrowings     $36,666    $36,259     $35,756
Other Borrowings:
   Reverse Repurchases                  4,950      4,700       4,450
   Bank Notes                           2,950      1,925       2,233
   Senior Debt                          6,727      6,710       6,737
                                  ------------ ---------- -----------
Total Borrowings                      $51,293    $49,594     $49,176
                                  ============ ========== ===========

Yield on Loan Portfolio                  5.61%      5.51%       5.40%
Yield on Interest-Earning
 Investments                             3.61       3.34        3.41
                                  ------------ ---------- -----------
   Combined Yield on Interest-
    Earning Assets                       5.60%      5.49%       5.38%

Cost of Deposits                         2.89%      2.78%       2.70%
Cost of Federal Home Loan Bank
 Borrowings                              3.61       3.42        3.29
Cost of Other Borrowings                 3.68       3.58        3.47
                                  ------------ ---------- -----------
   Combined Cost of Funds                3.24%      3.09%       2.99%
                                  ------------ ---------- -----------

Net Interest Rate Spread (Primary
 Spread)                                 2.36%      2.40%       2.39%
                                  ============ ========== ===========

Loans Sold                                $92        $50         $38

Loan and MBS Repayments and
 Payoffs - Month                       $3,397     $2,932      $3,065
As a % of Prior Month Loan Balance
 (Annualized)                           36.02%     31.42%      33.33%

Nonperforming Assets and Troubled
 Debt
   Restructured as a % of Total
    Assets                                .28%       .28%        .28%


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                    December 2004 - December 2005
                        (Dollars in millions)

                                     2005                      2004
               --------------------------------------------- ---------
                  MAY      APR      MAR      FEB      JAN       DEC
               -------- -------- -------- -------- --------- ---------
Total Assets   $115,532 $114,202 $112,588 $110,663 $109,091  $106,889

Cash and
 Investments     $1,712   $2,281   $2,366   $2,170   $2,097    $1,667

Loans and MBS  $111,089 $109,170 $107,494 $105,811 $104,344  $102,669
Adjustable Rate
 Mortgages and
 MBS           $107,861 $106,076 $104,481 $102,705 $101,381   $99,731

Loans
 Originated -
 Month           $4,432   $4,196   $4,514   $3,262   $3,399    $4,727
  Percentage
   ARMs - Month      99%     100%      99%      99%      99%       99%
  Percentage
   Refinances -
   Month             75%      76%      77%      79%      77%       76%
Loans
 Originated -
 YTD            $19,803  $15,371  $11,175   $6,661   $3,399   $48,989
  Percentage
   ARMs - YTD        99%      99%      99%      99%      99%       99%
  Percentage
   Refinances -
   YTD               77%      77%      78%      78%      77%       72%

Total Deposits  $57,701  $56,682  $55,593  $54,250  $53,657   $52,965

Total Deposit
 Net Activity -
 Month           $1,019   $1,089   $1,343     $593     $692      $541

Total Deposit
 Net Activity -
 YTD             $4,736   $3,717   $2,628   $1,285     $692    $6,238

Federal Home
 Loan Bank
 Borrowings     $35,759  $35,758  $35,512  $35,624  $35,028   $33,782
Other
 Borrowings:
   Reverse
    Repur-
    chases        4,450    4,350    4,050    3,900    3,900     3,900
   Bank Notes     2,399    2,547    2,486    2,842    2,681     2,710
   Senior Debt    5,987    5,974    5,956    5,273    5,289     5,292
               -------- -------- -------- -------- --------- ---------
Total
 Borrowings     $48,595  $48,629  $48,004  $47,639  $46,898   $45,684
               ======== ======== ======== ======== ========= =========

Yield on Loan
 Portfolio         5.28%    5.16%    5.06%    4.95%    4.84%     4.75%
Yield on
 Interest-
 Earning
 Investments       3.10     2.99     2.90     2.62     2.55      2.08
               -------- -------- -------- -------- --------- ---------
   Combined
    Yield on
    Interest-
    Earning
    Assets         5.26%    5.13%    5.02%    4.92%    4.81%     4.73%

Cost of
 Deposits          2.61%    2.52%    2.39%    2.28%    2.19%     2.08%
Cost of Federal
 Home Loan Bank
 Borrowings        3.16     2.99     2.83     2.65     2.46      2.30
Cost of Other
 Borrowings        3.27     3.17     3.07     2.80     2.73      2.60
               -------- -------- -------- -------- --------- ---------
   Combined
    Cost of
    Funds          2.87%    2.76%    2.62%    2.47%    2.35%     2.22%
               -------- -------- -------- -------- --------- ---------

Net Interest
 Rate Spread
 (Primary
 Spread)           2.39%    2.37%    2.40%    2.45%    2.46%     2.51%
               ======== ======== ======== ======== ========= =========

Loans Sold          $29      $32      $32      $30      $29       $33

Loan and MBS
 Repayments and
 Payoffs -
 Month           $2,588   $2,555   $2,677   $1,912   $1,726    $2,506
As a % of Prior
 Month Loan
 Balance
 (Annualized)     28.63%   28.71%   30.55%   22.12%   20.29%    29.99%

Nonperforming
 Assets and
 Troubled Debt
   Restructured
    as a % of
    Total
     Assets         .30%     .31%     .32%     .33%     .33%      .33%


    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614